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                            AIM FLOATING RATE FUND

                           CLASS B AND CLASS C SHARES

                         Supplement dated June 14, 2001
                      to the Prospectus dated May 1, 2001

At a meeting held on June 12, 2001, the Board of Trustees of AIM Floating Rate Fund (the Fund), voted to request shareholders to approve the following items that will affect the Fund:

         o A new advisory agreement between the Fund and A I M Advisors, Inc. (AIM). The principal changes to the advisory agreement are
              (i) the moving of the provision of administrative services to a master administrative services agreement; and (ii) the clarification of provisions relating to delegations of responsibilities and the non-exclusive nature of AIM's services. The proposed advisory agreement adds provisions relating to certain functions that would be performed by AIM in connection with the Fund's securities lending program and for which AIM would receive compensation.

         o A new sub-advisory agreement between AIM and INVESCO Senior Secured Management, Inc.;

         o A new sub-sub-advisory agreement between INVESCO Senior Secured Management, Inc. and INVESCO, Inc.;

         o Changing the Fund's investment objective and making it non-fundamental. The investment objective of the Fund would be changed by separating the investment objective from its policies. If the investment objective of the Fund becomes non-fundamental, it can be changed in the future by the Board of Trustees of the Fund without further approval by shareholders. Pursuant to this proposal, the Fund's investment objective would read: "The Fund's investment objective is to provide as high a level of current income and preservation of capital as is consistent with investment in senior secured loans and senior secured debt securities."; and

         o Changing the Fund's fundamental investment restrictions. If shareholders approve the proposal to amend the Fund's fundamental investment restrictions, the Fund will operate under the following fundamental investment restrictions.

The Fund is subject to the following investment restrictions, which may be changed only by a vote of a majority of the Fund's outstanding shares:

              (a) the Fund may not borrow money or issue senior securities, except as permitted by the 1940 Act laws, interpretations and exemptions.

              (b) the Fund may not underwrite the securities of other issuers. This restriction does not prevent the Fund from engaging in transactions involving the acquisition, disposition or resale of its portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the Securities Act of 1933.

              (c) the Fund may not purchase real estate or sell real estate unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from investing in issuers that invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.
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              (d) the Fund may not purchase physical commodities or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.

              (e) the Fund may not make personal loans or loans of its assets to persons who control or are under common control with the Fund, except to the extent permitted by 1940 Act laws, interpretations and exemptions. This restriction does not prevent the Fund from, among other things, purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker-dealers or institutional investors, or investing in loans, including assignments and participation interests.

              (f) the Fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single management investment company with substantially the same fundamental investment objectives, policies and restrictions as the Fund.

If the fundamental policy on making loans in (e) above is approved, the fund will also eliminate its fundamental policy on securities lending, which simply restates current 1940 Act laws, interpretations and exemptions in securities lending.

The Fund will retain the following fundamental investment restriction, which is not being voted on: "The Fund may not invest more than 25% of its total assets in the securities of issuers in any one industry; provided that this limitation shall not apply with respect to obligations issued or guaranteed by the U.S. Government or by its agencies or instrumentalities; and provided further that the Fund may invest more than 25% of its assets in securities of issuers in the industry group consisting of financial institutions and their holding companies, including commercial banks, thrift institutions, insurance companies and finance companies. For purposes of this restriction, the term "issuer" includes the Borrower, the Agent Bank and any Intermediate Participant (as defined under "Investment Objective and Policies - Description of Participation Interests and Assignments").

The investment restrictions set forth above provide the Fund with the ability to operate under new interpretations of the 1940 Act or pursuant to exemptive relief from the SEC without receiving prior shareholder approval of the change. Even though the Fund has this flexibility, the Board of Trustees has adopted internal guidelines for the Fund relating to certain of these restrictions which the adviser must follow in managing the Fund. Any changes to these guidelines, which are set forth below, require the approval of the Board of Trustees.

If the shareholders approve the proposal to amend the fund's non-fundamental investment restrictions, the Fund will operate under the following non-fundamental investment restrictions.

         1. In complying with the fundamental restriction regarding borrowing money and issuing senior securities, the Fund may borrow money in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). The Fund may borrow from banks, broker-dealers or other investment companies or their series portfolios that have AIM or an affiliate of AIM as an investment advisor (an AIM fund). The Fund may borrow for leveraging, to finance repurchase offers, for temporary or emergency purposes, in anticipation of or in response to adverse market conditions, or for cash management purposes.

         2. In complying with the fundamental restriction with regard to making loans, the Fund may lend up to 33 1/3% of its total assets and may lend money to another AIM fund, on such terms and conditions as the SEC may require in an exemptive order.

         3. Notwithstanding the fundamental restriction with regard to investing all assets in a fund, the Fund may not invest all of its assets in the securities of a single management


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              investment company with the same fundamental investment
              objectives, policies and restrictions as the Fund.

If a percentage restriction is adhered to at the time of investment, a later change in percentage resulting from changes in values of assets will not be considered a violation of the restriction (with the exception of borrowing money from banks).

The Board of Trustees of the Fund has called a meeting of the Fund's shareholders to be held on or about August 17, 2001 to vote on these and other proposals. Only shareholders of record as of May 30, 2001 will be entitled to vote at the meeting. Proposals that are approved are expected to become effective on or about September 1, 2001.